Exhibit 99.1

Federal Home Loan Bank of Boston FHLB Boston Update Michael A. Jessee President and CEO January 30, 2009

1 Federal Home Loan Bank of Boston Forward-Looking Statements This presentation describes anticipated developments, projections, estimates, or future predictions of the Bank. These statements may use forward-looking terminology, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or variations on these terms. The Bank cautions that, by their nature, forward-looking statements are subject to a number of risks and uncertainties, and that actual results could differ materially from those expressed or implied in these forward-looking statements. As a result, you are cautioned not to place undue reliance on such statements.

2 Federal Home Loan Bank of Boston Today’s topics Recent external events affecting the FHLBanks Credit crisis, government actions, additional challenges OTTI analysis, private-label MBS FHLBank System internal developments Update on FHLB Boston and member issues Access to advances, dividends, excess stock repurchases, capital calls to members, FHLBank capital compliance, accounting treatment of FHLBank stock for members A time of transition

3 Federal Home Loan Bank of Boston Credit crisis and the role of FHLBanks FHLBanks still doing what designed to do for over 75 years: supply members with stable, reliable liquidity in all environments Beginning Q3 2007, System’s advances grew to unprecedented levels as capital markets froze up Access to global debt markets allows us to issue low-cost debt, pass on highly competitive advance terms to our members Cooperative business model allows FHLB Boston to grow with advances demand Stock-purchase requirements enable FHLB Boston to meet members’ credit needs with sufficient capital Director Lockhart: “The Federal Home Loan Banks have performed remarkably well over the last year as they have a different business model than Fannie Mae and Freddie Mac.”

4 Federal Home Loan Bank of Boston Liquidity, liquidity, liquidity Three-Month LIBOR Less Federal Funds -2.00 -1.00 0.00 1.00 2.00 3.00 4.00 5.00 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Jul-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Spread (percent) Source: Bloomberg

5 Federal Home Loan Bank of Boston $580 $616 $615 $620 $615 $638 $644 $641 $624 $640 $824 $875 $913 $914 $1.T 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 FHLBank System and FHLB Boston advances FHLBank System Advances (in billions) $31 $28 $33 $38 $41 $41 $38 $37 $38 $39 $56 $56 $59 $63 $64 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 FHLB Boston Advances (in billions)

6 Federal Home Loan Bank of Boston Government actions present challenges, unintended consequences to FHLBanks Fannie/Freddie conservatorship perversely created perception that our debt is less secure Including FHLBanks in GSE Credit Facility has not improved our debt spreads TARP changes from asset purchases to injections of capital drove down the market value of several asset classes; may revert to original intention Lehman Brothers bankruptcy caused Q3 losses at several FHLBanks FDIC Temporary Liquidity Guarantee puts affected bank debt in a higher credit standing than GSE debt Global investor interest in longer-term debt is down, and FHLBank debt costs have risen

7 Federal Home Loan Bank of Boston Additional challenges for the FHLBanks FDIC’s proposal to assess add-on charges for institutions with “secured liabilities” in excess of 15% of domestic deposits imposes penalty on members who use advances Increased access to the Fed Discount Window resulted in high-volume borrowing and, temporary or not, competition to FHLBanks FHLBanks facing a period of regulatory change New agency; likely new director will be appointed Guidance on increasing daily liquidity Review of retained earnings position Interim final capital regulation

8 Federal Home Loan Bank of Boston -45.0 -25.0 -5.0 15.0 35.0 55.0 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Basis Point Spread to LIBOR FHLB 3 Year FNMA 3 Year FHLB Global and Fannie Mae Spreads to LIBOR

9 Federal Home Loan Bank of Boston FHLB Global vs. Treasury Spreads 0 25 50 75 100 125 150 175 200 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Spreads FHLB 2 Year FHLB 3 Year FHLB 5 Year FHLB 10 Year

10 Federal Home Loan Bank of Boston OTTI analysis, private-label MBS OTTI relates to accounting treatment of private-label MBS held to maturity by FHLBanks Fair-value accounting rules dictate that holdings be written down to current market value – significantly less than original cost Dilemma: accounting, not economic issue Very illiquid market has significantly exaggerated potential accounting losses, and prices are highly uncertain given thinly traded markets

11 Federal Home Loan Bank of Boston Private-label MBS – market values 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Price - % of Par Super Senior Jumbo Fixed Super Senior Jumbo Hybrid Super Senior Alt A Hybrid Indicative prices of generic collateral only.

12 Federal Home Loan Bank of Boston Private-label MBS Boston’s exposure to private-label MBS is significant as is the case at several other FHLBanks As of Q3, $4.6 billion book value, $3.3 billion fair value Investments rated triple-A when purchased and credit-enhanced Expect and intend to hold to maturity

13 Federal Home Loan Bank of Boston FASB guidance Recent FASB pronouncements open door to more subjectivity and management judgment in determining whether OTTI occurred and what fair value is SFAS 115: allows for management’s judgment in assessing probability that an investor will be unable to collect all contractual cash flows EITF 99-20: recently amended by FSP EITF 99-20-1, permits management’s judgment in assessing OTTI, same as the SFAS 115 OTTI model FSP FAS 157-3: allows mark-to-model approach when market is inactive or dysfunctional, but cannot ignore a distressed market These constitute relatively minor changes to the OTTI assessment process, and broad changes to OTTI accounting are still needed (e.g., ABA and FHLB presidents’ letters recommending FASB modify SFAS 115 to be consistent with the IASB: write-downs only on economic losses)

14 Federal Home Loan Bank of Boston FHLBank capital stock considerations In a worst-case scenario, OTTI-related accounting charges in private-label MBS could exceed retained earnings Important to realize that a loss would be accounting, not economic, and any capital deficiency would likely be temporary Substantial portion of fair-value losses recovered as securities amortize with much smaller economic losses

15 Federal Home Loan Bank of Boston Member capital stock issues Accounting guidance indicates that a shareholder of FHLBank capital stock should recognize impairment only if it concludes it is not probable – greater than 50% chance, per SFAS 5 – that it will ultimately recover par value of shares Decision regarding impairment is matter of judgment on an FHLBank’s long-term performance, severity and duration of declines of market value of net assets relative to capital stock, impact of legislative and regulatory changes on the FHLBank and its members, and liquidity and funding positions FHLB Boston will provide summary of accounting guidance and information on Bank’s financial condition and performance to members to assist your management, auditors, and regulators

16 Federal Home Loan Bank of Boston FHLBank System developments Six FHLBanks declared moratorium on excess stock repurchases Six FHLBanks announced there would be no dividend, or significantly reduced dividends, based on Q4 2008 performance Three FHLBanks took $209 million in OTTI charges for Q3 2008 Seattle likely to fall short of risk-based capital requirement Pittsburgh on brink of falling below regulatory capital levels Per Moody’s, eight FHLBanks might be undercapitalized if forced to recognize total market value declines on private-label MBS Despite these recent events, FHLBanks continue to provide massive liquidity to their membership

17 Federal Home Loan Bank of Boston Boston actions to preserve capital Declared moratorium on excess stock repurchases Revised retained earnings target from $375-400 million to $600 million No date projected to achieve retained earnings target Restricted quarterly dividend to no more than 50% of net profit until retained earnings target met Announced that for near term, low or zero dividends likely Capital preservation provides shareholders additional layer of protection against potential losses or narrowed margins

18 Federal Home Loan Bank of Boston FHLB Boston Q4, yearend analysis well underway Expect to issue earnings release near end of February and file 10-K late March New product: MPF Xtra™ U.S. Treasury purchases of GSE MBS have made standard MPF program prices uncompetitive Under MPF Xtra, loans will be sold directly through FHLB Chicago to third-party investor, who takes on credit and interest-rate risks MPF Xtra eliminates activity-based capital stock, credit enhancement-related risk-based capital, and collateral requirements FHLB bond spreads and access to capital markets improving Provision of advances, in various product types and at reasonable prices, continues

19 Federal Home Loan Bank of Boston Personal outlook for the near term Expect to provide unfettered access to advances There will be little or no dividend payout during this period of duress and retained earnings growth While up to each member institution to make final determination, member capital stock will not likely need to be written down Capital calls on members will not likely be necessary FHLB Boston will not likely need TARP funds Director Lockhart on FHLBank conservatorship: “From my viewpoint, I don’t see what purpose it would serve at this point. They are continuing to be able to fund themselves as a system.” IDD Magazine, 1/26/09

20 Federal Home Loan Bank of Boston A time of transition Changing of the guard New administration turns attention to unprecedented economic crisis New regulator likely to be appointed, followed by new regulations and possible new direction for GSEs In Boston, new board chair and, after April, new president In spite of many changes, FHLB Boston’s core business of providing liquidity in the form of advances remains top priority FHLBank cooperative business model has proven to be durable and viable Remain confident that FHLB Boston has sufficient capital to weather this short-term turbulence and supply you liquidity in all environments, and the long-term outlook is very positive for the FHLBanks